                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 15, 2006
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

       Delaware                      001-13403                84-1032638
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (816) 584-5000
                                                  ------------------------------
                                 Not Applicable
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                  (Former name or former address, if changed
                            since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting  or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

     On December 15, 2006, American Italian Pasta Company (the "Company") issued a press release announcing that on December 15, 2006 the Company received notice from the New York Stock Exchange (the "NYSE")  indicating  that the NYSE, due to the  inability of the Company to file by December 31, 2006 its Annual  Report on
Form 10-K for the year ended  September  30, 2005,  will suspend  trading in the
Company's  shares  prior to the opening of trading on  Wednesday,  December  20,
2006,  and that under NYSE Rule  802.01E,  the NYSE will move  forward  with the initiation of suspension and delisting procedures.  The Company will appeal that decision through the process provided under the NYSE rules. In the meantime, the
Company has been advised that its shares are immediately  eligible for quotation on the Pink  Sheets,  an  electronic  quotation  service for  securities  traded over-the-counter, under the symbol (AITP or AITP.PK), effective with the opening of trading on  Wednesday,  December  20,  2006.  A copy of the press  release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01  Other Events.

     The press release also provided an update on the restatement  process,  the
Company's liquidity and durum costs.

Item 9.01  Financial Statements and Exhibits.

            (d) Exhibits.

            99.1 Press release dated December 15, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 20, 2006           AMERICAN ITALIAN PASTA COMPANY

                                       By: /s/ Paul R. Geist
                                          -----------------------------------
                                          Paul R. Geist
                                          Vice President and Corporate Controller

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

         99.1              Press release dated December 15, 2006.